Rule 497(d)
                                     FT 548


                Supplement to the Prospectus dated July 11, 2001

Notwithstanding anything to the contrary in the Prospectus, all shares of Enron Corp. ("ENE") have been removed from Energy Select Portfolio, Series 10 and Energy Portfolio, Series 10 for certain of the reasons enumerated in the section entitled "Removing Securities from a Trust" in the Prospectus.

During the initial offering period, unit holders of other unit investment trusts having a similar strategy as the Trust or Trusts in the Prospectus may utilize their termination proceeds to purchase Units of the Trust or Trusts at the reduced sales charge applicable to investors purchasing Units using redemption or termination proceeds from First Trust unit investment trusts. In addition, Fee Accounts Unit holders tendering at least 1,000 Units for redemption, or such other amount as required by your broker/dealer, may elect to receive an In-Kind Distribution of Securities at redemption, provided such tendered Units have been held for at least one month.


November 30, 2001